UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

(Address of principal executive offices) (Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to:

Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2009

Date of reporting period: April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549- 0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s Semi-Annual Report to Stockholders for the period ending April 30, 2009 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Managed Distribution Plan (MDP)

On September 4, 2008, the Fund announced that it had received authorization from the Securities and Exchange Commission (SEC) to distribute long-term capital gains to stockholders more frequently than once per year. Accordingly, the Board of Directors (“Board”) formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to stockholders.

In May 2009, the Fund announced that the Board authorized the Fund to restore quarterly distributions under the MDP at an annual rate of 10% of net asset value (“NAV”), and intends to maintain distributions at that level. The Board’s action will be reflected in the next quarterly distribution under the MDP.

With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

The Mexico Fund, Inc.

The Mexico Fund, Inc.

The Fund’s Management

Directors:

Emilio Carrillo Gamboa—Chairman

Eugenio Clariond Reyes-Retana

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Marc J. Shapiro

Officers:

José Luis Gómez Pimienta—President and Chief Executive Officer

Alberto Osorio—Senior Vice President, Treasurer and Chief Financial Officer

Eduardo Solano—Investor Relations Vice President

Alberto Gómez Pimienta—Operations Vice President

Carlos H. Woodworth—Chief Compliance Officer

Samuel García-Cuéllar—Secretary

Sander M. Bieber—Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company

Counsel

Dechert LLP

Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

Semi-Annual Report

April 30, 2009

Highlights

•

The Fund’s first half of fiscal 2009 ended on April 30, 2009. This was a difficult period for Mexico in light of the global economic recession, negative performance of world financial markets and, towards the end of April 2009, the initial economic effects of the outbreak of the influenza A (H1N1) flu virus, commonly known as “swine flu.”

•	Primarily due to the factors mentioned above, the Mexican gross domestic product (GDP) decreased 8.2% during the first quarter of 2009, its worst performance since the second quarter of 1995.

•

The Mexican equity market and the Fund were affected by these events. During the first half of fiscal 2009, the Fund’s market price registered a total return [1] of 2.96%, while the Fund’s NAV per share registered a total return[1] of -2.81%. The total return registered by the Fund’s NAV per share compares with total returns of -0.42% and -1.65% registered by the Morgan Stanley Capital International Mexico Index and Bolsa IPC Index, respectively.

•

The Fund adopted a defensive investment strategy during most of this period. On April 30, 2009, the Fund had approximately 89% of its net assets invested in equity securities and 11% of its net assets invested in cash equivalent securities.

•	At the end of April 2009, the Fund’s market price and NAV per share were $14.50 and $16.40, respectively, reflecting a discount of 11.59%, compared with 14.68% at the end of fiscal 2008.

•

After the close of the fiscal period ended April 30, 2009, there were several noteworthy events. At a special meeting of stockholders originally held on May 29, 2009 and reconvened on June 8, 2009 (“Special Meeting”), stockholders voted to eliminate the Fund’s in-kind repurchase offer program as a fundamental policy of the Fund (the “Policy”). The elimination of the Policy received the required vote of 67% or more of the shares present in person or by proxy at the Special Meeting. Approximately 92.6% of the holders of stock present in person or by proxy voted “FOR” the elimination of the Policy (8,872,898 votes).

•

Since the Fund no longer has the Policy in place as a fundamental policy, the Board intends to formally terminate the periodic in-kind repurchase offer program and cancel the repurchase offer previously announced for March 2010.

[1]	Performance figures consider reinvestment of dividend distributions.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

Semi-Annual Report Highlights

Concluded

•

On May 15, 2009, the Fund announced that the Board of Directors (“Board”) adopted a statement setting forth a consolidated strategy to reduce the Fund’s stock price discount (“Statement”). To date, the following actions have been taken:

•

The Board has authorized the Fund to restore quarterly distributions under its Managed Distribution Plan (“MDP”) at an annual rate of 10% of NAV, and intends to maintain distributions at that level. The Board’s action will be reflected in the next quarterly distribution under the MDP.

•

The Board has stated that if after the elimination of the Policy, the Fund were to trade at a volume-weighted average discount to net asset value (“NAV”) of greater than 10% during a 12-week measuring period, the Board would authorize an in-kind tender offer to acquire 15% of the Fund’s outstanding securities at a price of 98% of the Fund’s NAV on the pricing date for the tender offer in exchange for a pro-rata “slice” of the Fund’s portfolio securities. Since stockholders have voted to eliminate the Policy, the first 12-week rolling measuring period commenced beginning with the week of June 8, 2009.

•

The Board intends, following a review of proposals from brokerage firms, to authorize the Fund’s investment adviser to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2009 Semi-Annual Report for the six-month period ended April 30, 2009. In this Report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this Report useful and informative.

Economic Environment

The Mexican economy continues to be affected by the global recession, particularly its effects in the United States, Mexico’s most important economic and commercial partner. Additionally, towards the end of the period ended April 30, 2009, the influenza A (H1N1) flu virus outbreak began to negatively affect the Mexican economy, particularly in the tourism, commerce and aviation sectors. The Mexican gross domestic product (GDP) decreased 8.2% during the first quarter of calendar 2009, compared with the same quarter of 2008, the worst performance since the second quarter of 1995, when it declined 9.2%. The Mexican economy continues to depend highly on the performance of the US economy, particularly the auto industry. During the first quarter of 2009, compared with the same period of 2008, the US GDP declined 2.6% and US sales of vehicles declined 34.4%. Due in part to the significant number of auto parts and automobile manufacturers in Mexico, many of which are subsidiaries of US corporations, Mexico’s industrial production simultaneously declined; during the last eight months and during the first quarter of 2009, it decreased by 9.9%. These Mexican economic figures are not inclusive of the negative effects of the influenza A (H1N1) flu virus outbreak, which we anticipate will be felt more significantly during the second quarter of calendar 2009 as the outbreak alert extended from April 24, 2009 through May 21, 2009. Considering all these negative indicators, analysts surveyed by Mexico’s Central Bank estimate that the 2009 GDP decline will be approximately 5.82% and that it will recover to a growth of approximately 2.09% during 2010.

During the first half of the Fund’s fiscal year, the Mexican peso suffered devaluation against the US dollar equivalent to 8.2%, which has affected Mexican inflation rates. For the year ended April 30, 2009, Mexico’s inflation rate amounted to 6.17%. Analysts currently believe that Mexico’s inflation rate will be 4.38%, 3.80% and 3.68%, during 2009, 2010 and 2011, respectively. In light of the severe economic contraction of the Mexican GDP mentioned above and lower inflationary pressures during the last two months, the Mexican central bank has reduced domestic reference interest rates from 8.25% at the end of October 2008 to 4.75% on June 19, 2009. Accordingly, domestic interest rates also declined during this six-month period, as the yield paid by 28-day Cetes (Treasury Bills) declined from 7.22% at the end of October 2008 to 5.74% at the end of April 2009. The Mexican government continues to auction 30-year bonds, denominated in local currency, once every quarter, which registered a yield of 9.04% at the beginning of June 2009. Emerging markets country risk levels performed in a volatile manner during this period and Mexico’s country risk, as measured by the spread between the yields of Mexican sovereign debt instruments denominated in dollars and traded abroad versus US Treasury bonds, increased from a historic minimum of 70 basis points at the end of May 2007 to 308 basis

The Mexico Fund, Inc.

To Our Stockholders:

Continued

points at the end of April 2009, compared with 298 basis points for Chile and 355 basis points for Brazil. Analysts estimate that domestic interest rates will continue to decline during the remainder of 2009 and project that the rate of 28-day Cetes will be 4.85% and 5.61% at the end of 2009 and 2010, respectively.

The rate of exchange of the Mexican peso against the dollar registered a volatile performance during this six-month period, affected by generalized aversion towards emerging markets currencies and unusual demand from Mexican corporations to hedge derivative positions. The rate of exchange reached a maximum level of Ps. 15.37 per dollar on March 2, 2009, but gradually declined to Ps. 14.15 at the end of April 2009, compared with Ps. 12.71 six months earlier. This decline in the value of the peso occurred despite intervention from the Central Bank, which established a mechanism to use international reserves to auction dollars in the market to contain the depreciation of the currency. Following the end of this six-month period, the currency market has stabilized and the exchange rate traded at levels near or below Ps. 13 per dollar during May 2009. Analysts surveyed by the Central Bank estimate that the exchange rate will be in the range of Ps. 13.45 and Ps. 13.35, at the end of 2009 and 2010, respectively.

The Mexican external accounts for the first quarter of calendar 2009 reflect the global recession and the weaker Mexican peso. During this period, Mexico’s current account registered a deficit of $1.1 billion, equivalent to 0.5% of GDP. The trade balance deficit increased 14.7% during the first quarter of 2009, when exports decreased 28.6% and imports decreased 27.6%. The Mexican government purchased derivative instruments to guarantee a minimum price of $70 per barrel for its 2009 oil exports. This strategy has proven successful given the current average price per barrel of $45.74 through mid-June 2009. The difference between the $70 per barrel minimum price and the actual price received for oil exports shall be paid before the end of the year as the instruments become due, generating important financial income for Mexico. Due to the above mentioned market interventions by the Central Bank, international reserves are not growing as before and amounted to $76.3 billion on May 8, 2009. Mexico’s capital account registered an outflow of $3.94 billion during the first quarter of 2009, which reflects a decrease of 55.6% in the amount of direct foreign investment to $2.63 billion. However, foreign investment in the Mexican Bolsa amounted to $1.30 billion during this period, compared with an outflow of $1.0 billion during the same period of 2008.

Management Discussion of Fund’s Performance and Portfolio Strategy

Under this difficult global economic environment, the S&P 500 Index and the Dow Jones Industrials Average lost 12.4% and 9.9%, respectively. Risk aversion from international investors to emerging markets continued to affect credit availability and results of listed companies. In Mexico, the Bolsa IPC Index and Morgan Stanley Capital International Mexico Index registered returns of -1.65% and -0.42%, respectively, during this six-month period, while the Fund’s market price

The Mexico Fund, Inc.

and NAV registered returns1 of 2.96% and -2.81%, respectively, during the same period.

The Fund’s five portfolio holdings that contributed most to easing the decline of the Fund’s NAV per share during the first half of fiscal 2009 were: Empresas ICA (ICA), dedicated to infrastructure and construction; Grupo Famsa (Famsa), a retail chain; Cemex, a global cement company; Industrias CH (ICH), a steel company; and Kimberly Clark de México (Kimber), a producer of consumer goods. During this period, the market prices of ICA, ICH and Kimber increased 25.8%, 4.6% and 10.5%, respectively. Although market prices of Famsa and Cemex declined during the same period, the Fund obtained positive returns from these issuers as they were purchased at near minimum levels during this period. The following issuers generated most of the relative underperformance of the Fund’s NAV against the indices: Elektra, a retail chain, which is not included in the Fund’s portfolio and whose market price increased 56.1%; Soriana, also a retail chain whose market price decreased 11.7% and had an overweight position within the Fund’s portfolio; Megacable, provider of cable TV and related services, whose market price decreased 18.7% and which is not a component of the indices; Urbi, a housing company whose market price decreased 25.1% and has an overweight position within the Fund’s portfolio; and Mexichem, producer of chemical products whose market price decreased 10.6% and has an overweight position within the Fund’s portfolio.

As of April 30, 2009, the Fund had total net assets of $282 million. The composite volume of Fund shares traded on all US consolidated markets during the first half of fiscal 2009 was 10,115,903 million shares, compared with 17,195,278 shares outstanding at the end of the period.

[1]	Performance figures consider reinvestment of dividend distributions.

The Mexico Fund, Inc.

To Our Stockholders:

Continued

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets, as of April 30, 2009. More detailed information about the Fund’s portfolio is available below in this report.

Portfolio Composition by Sector

Percentage of Net Assets,

April 30, 2009

The global economic recession affected operating and net results of listed companies. For the first three months of 2009, compared with the same period of 2008, sales of listed companies increased 5.1%, EBITDA2 increased 0.1% and net income fell 40.1%. This significant reduction of net income resulted from foreign exchange and derivative related losses from the devaluation of the peso and significant volatility of commodity prices during this period. The average price-to-earnings ratio (PER) of the market increased from 11.90 times at the end of fiscal 2008, to 21.91 times at the end of April 2009 while the price-to-book value ratio increased from 2.14 times to 2.38 times during the same period3.

We continue to believe that despite the negative economic outlook, the recent declining trend of the Mexican equity market presents an

[2]	EBITDA refers to earnings before interests, taxes, depreciation and amortization.
[3]	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

The Mexico Fund, Inc.

excellent opportunity to invest in selected issuers, as it has resulted in low valuations of listed companies with positive fundamentals and quality management. The Fund will continue looking for companies with strong balance sheets, positive free cash flow and proven business models.

Special Meeting of Stockholders

The Fund held a Special Meeting of Stockholders on May 29, 2009 at 4:00 p.m. Central Time at the offices of JPMorgan Chase, 707 Travis, 11th Floor, Houston, TX 77002, to consider and vote upon the elimination of the fundamental policy governing the Fund’s periodic in-kind repurchase offers. The meeting was adjourned to June 8, 2009 at 10:00 am Central Time at the same location due to the lack of a quorum for the conduct of business. At the reconvened Special Meeting on June 8, 2009, stockholders voted to eliminate the Fund’s in-kind repurchase offer program as a fundamental policy of the Fund (the “Policy”). A total of 9,576,588 Fund shares were represented at the meeting, constituting a quorum of 52.91%. The results of the Special Meeting were as follows.

Elimination of the fundamental policy governing the Fund’s periodic in-kind repurchase offers

For	% Outstanding	% of Voted	Against	% Outstanding	% of Voted	Abstain	% Outstanding	% of Voted
8,872,898	49.02%	92.65%	483,917	2.67%	5.05%	219,772	1.21%	2.29%

In-Kind Periodic Repurchase Offer Program

Since March 2002, the Fund has had a periodic in-kind repurchase program in place under which it has offered to repurchase no less than five percent of the Fund’s outstanding shares each fiscal year based on the number of shares outstanding at the beginning of the fiscal year. This program has been conducted pursuant to the Policy.

As discussed above, stockholders voted to eliminate the Policy at the Special Meeting held on June 8, 2009. The Board believes the Policy had become burdensome and restrictive, and is looking to implement other measures to reduce the Fund’s discount, as discussed further below. Since the Fund no longer has the Policy in place as a fundamental policy, the Board intends to formally terminate the periodic in-kind repurchase offer program and cancel the repurchase offer previously announced for March 2010. Once this action has been taken, the Fund’s March 2009 repurchase offer will have been the last one conducted under the periodic in-kind repurchase offer program.

Discount Reduction Efforts

The discount between the Fund’s market price and NAV as of April 30, 2009 was at 11.59%, compared with 14.68% at the end of fiscal 2008. On May 15, 2009, the Fund announced that the Board of Directors (“Board”) adopted a statement setting forth a consolidated strategy to reduce the Fund’s stock price discount (“Statement”). To date, the following actions have been taken:

•	The Board has authorized the Fund to restore quarterly distributions under its Managed Distribution Plan (“MDP”) at an annual rate of

The Mexico Fund, Inc.

To Our Stockholders:

Continued

10% of NAV, and intends to maintain distributions at that level. The Board’s action will be reflected in the next quarterly distribution under the MDP.

•

The Board has stated that if after the elimination of the Policy, the Fund were to trade at a volume-weighted average discount to net asset value (“NAV”) of greater than 10% during a 12-week measuring period, the Board would authorize an in-kind tender offer to acquire 15% of the Fund’s outstanding securities at a price of 98% of the Fund’s NAV on the pricing date for the tender offer in exchange for a pro-rata “slice” of the Fund’s portfolio securities. Since stockholders have voted to eliminate the Policy, the first 12-week rolling measuring period commenced beginning with the week of June 8, 2009.

•

The Board intends, following a review of proposals from brokerage firms, to authorize the Fund’s investment adviser to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Declaration of Dividends Under MDP

On September 4, 2008, the Fund announced that it had received authorization from the SEC to distribute long-term capital gains to stockholders more frequently than once per year. Accordingly, the Board formally approved the implementation of a MDP to make quarterly cash distributions to stockholders.

On April 30, 2009, the Fund paid a cash dividend of $0.10 per share to stockholders, the first distribution corresponding to fiscal 2009. It is estimated that this dividend distribution was fully comprised of return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP.

The amount of distributable income for each fiscal period depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

In May 2009, the Fund announced that the Board authorized the Fund to restore quarterly distributions under the MDP at an annual rate of 10% of NAV, and intends to maintain distributions at that level. The Board’s action will be reflected in the next quarterly distribution under the MDP. The MDP will be subject to regular periodic review by the Fund’s Board.

With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Mexico Fund, Inc.

Annual Meeting of Stockholders

The Fund held its Annual Stockholders’ Meeting on March 4, 2009 at 1:00 p.m. at The Ambassador Room of The St. Regis Houston Hotel, 1919 Briar Oaks Lane, Houston, Texas, 77027. Fund stockholders re-elected Messrs. Jaime Serra Puche and Marc Shapiro. A total of 14,828,311 Fund shares were represented at the meeting, constituting a quorum of 81.92%. The results of the Annual Meeting were as follows.

	For	% Outstanding	% of Voted	Withheld	% Outstanding	% of Voted
Jaime Serra Puche	11,568,461	63.91%	78.02%	3,259,850	22.50%	21.98%
Marc Shapiro	14,526,826	80.26%	97.97%	301,485	1.67%	2.03%

Renewal of Investment Advisory and Management Agreement

On March 4, 2009, the Board of the Fund, including all independent Directors, approved the continuation of the Investment Advisory and Management Agreement (“Agreement”) with Impulsora del Fondo México, SC (“Impulsora”) based on its consideration of various factors, including (1) the nature, extent and quality of services provided by Impulsora to the Fund; (2) the investment performance of the Fund; (3) the costs and services provided, including a comparison of such costs to other comparable funds; (4) profits to be realized by Impulsora from its relationship with the Fund; and (5) the extent to which economies of scale have been realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. In response to a specific request by the Independent Directors, Impulsora provided detailed information concerning the foregoing factors. The Board also evaluated information consisting of comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. As discussed more fully below, the Board considered the Fund’s historical performance through the end of January 2009, as well as the Fund’s current advisory fee rate, which is among the lowest in the closed-end fund industry. The Board determined that the fees payable to Impulsora were reasonable, especially in light of the quality of the services provided, as well as the level of advisory fees paid by comparable funds.

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determination to approve the continuance of the Agreement.

The nature, extent and quality of the advisory services provided. The Board considered the nature, extent and quality of advisory services provided under the Agreement during the past year. The Board noted

The Mexico Fund, Inc.

To Our Stockholders:

Continued

that it received information at regular meetings throughout the year regarding the services rendered by Impulsora concerning the management of the Fund and Impulsora’s role in coordinating providers of other services to the Fund. The Board further noted that Impulsora provides all facilities and services necessary to analyze, execute and maintain investments consistent with the Fund’s objectives, and has done so since the Fund’s inception in 1981. The Board had available to it the qualifications, backgrounds and responsibilities of the personnel primarily responsible for the day-to-day portfolio management of the Fund and recognized that these individuals report to the Board regularly and provide a detailed report on the Fund’s performance at each regular meeting of the Board. The Board also received and considered financial information regarding Impulsora, including Impulsora’s positive operating profit during the last three years notwithstanding a reduction in Fund assets during the last year. The Board concluded that overall, it was satisfied with the nature, quality and extent of services that Impulsora provides to the Fund under the Agreement.

The investment performance of the Fund. The Board received and considered information regarding Fund performance relative to the leading Mexican equity indices, including the Bolsa IPC Index (“IPC”) and the Morgan Stanley Capital International Mexico Index (“MSCI”), as well as comparable funds. The Board was provided with a description of the rationale for the use of a performance matrix rather than a single benchmark to evaluate Fund performance, a practice that has been used with respect to the Fund’s performance since 2002. The Board noted that it had received information throughout the year at periodic intervals regarding the Fund’s performance, including with respect to the leading Mexican equity indices. The performance matrix as of January 31, 2009 showed underperformance by the Fund relative to IPC and the MSCI for the one-, three- and five-year periods, which Impulsora explained was due to declines experienced particularly by smaller, less liquid issuers in the Fund’s portfolio. Impulsora indicated that it had made several changes to the Fund’s portfolio composition and had taken a more defensive and active trading approach, which resulted in the Fund’s outperformance relative to the IPC and the MSCI for the three- and six-month periods. In addition, Impulsora explained that the Fund’s trailing three-year performance had exceeded that of the IPC and MSCI indices during most of the last six years. The Board also considered the efforts made by Impulsora to address the discount between the Fund’s net asset value and market price. Based on its review and Impulsora’s explanation, the Board concluded that the Fund’s performance was acceptable.

The costs of advisory services provided and the level of profitability. The Board reviewed the fees charged by Impulsora for investment advisory services, as well as the gross revenues and pre-tax profits earned by Impulsora. The Board also reviewed and considered comparative information supplied by Lipper Inc., which the Board noted showed that the effective investment advisory fee of the Fund remained competitive and lower than the weighted average of other comparable regional closed-end funds. The Board also reviewed and considered comparative

The Mexico Fund, Inc.

information regarding investment advisory fees, including asset breakpoints, charged by comparable investment advisers. The Board also reviewed the actual dollar amount of the fees payable under the Agreement, as well as the fee as a percentage of assets under management. On the basis of this information, the Board concluded that the level of investment advisory fee is appropriate in light of the nature, extent and quality of services provided to the Fund, and that the overall expense ratio compared favorably to other similar funds and the anticipated profitability of the relationship between the Fund and Impulsora.

Whether the advisory fees reflect economies of scale and the extent to which economies of scale will be realized as the Fund grows. The Board determined that the investment advisory fees payable under the advisory arrangements already reflect potential future economies of scale through the existing fee structure, which includes the imposition of breakpoints as Fund assets increase, of 1.00% of average net assets for assets up to and including $200 million, 0.90% of average net assets in excess of $200 million and up to $400 million, and 0.60% of average net assets for assets in excess of $400 million.

Benefits to Impulsora from relationships with the Fund (and any corresponding benefit to the Fund). The Board determined that other benefits described by Impulsora are reasonable and fair, and are consistent with industry practice and the best interest of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to Impulsora due to the fact that it also serves, and receives an additional fee from, the Fund in its role as administrator to the Fund. In addition, the Board considered the fact that Impulsora had been receiving $75,000 for each in-kind repurchase offer conducted under the Policy (with such amount payable through an adjustment to the repurchase price paid to shareholders participating in the repurchase offer in order to reimburse the Fund for repurchase offer related expenses). With regard to brokerage, the Board noted that some brokers provide Impulsora with research in addition to brokerage services. With regard to benefits to the Fund, the Board considered the fact that Impulsora has been able to obtain from Mexican brokerage houses, on behalf of the Fund, one of the lowest commission rates in Mexico.

Non-Fundamental Investment Policy Change

Effective March 1, 2009, the Fund may invest at least 80% of its total assets in equity securities listed on the Mexican Stock Exchange, but may reduce its holdings in equity securities listed on the Mexican Stock Exchange below 80% of its total assets for temporary defensive purposes when unusual market or economic conditions occur.

Concentration Policy

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board to be an appropriate measure of the Mexican market) if, at the

The Mexico Fund, Inc.

To Our Stockholders:

Continued

time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

At the end of April 2009, the only industry group that represented 20% or more of the value of the securities included in the IPC Index was the communications industry group. This industry includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 86.69% of this industry group is comprised of stocks of telecommunications companies. At the end of April 2009, 22.44% of the Fund’s net assets were invested in this industry group. This is compared with the communications industry group’s weighting of approximately 39.77% of the IPC Index. The Fund’s Investment Adviser will continue to evaluate the concentration in this industry and may, at its discretion, choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ending June 30, 2008 is available, without charge, upon request by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or are available without charge, upon request, by calling Mr. Eduardo Solano. Mr. Solano can be contacted at (+52 55) 5282-8900, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

Investor Relations; Reports to Stockholders

Reports and Proxy Statements are published on the Fund’s website under the section “Investor Reports.” Stockholders will receive printed versions of the Fund’s semi-annual and annual reports. This information is also available in the Fund’s quarterly electronic Form N-Q filings submitted to the SEC. Stockholders who wish to receive, electronically upon their dissemination, public reports and press releases regarding the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). We hope that the Fund’s website is a useful resource for information and we will continue working to improve it.

Stockholders may contact the Investment Adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET. The Fund recently appointed The Altman Group as its Public Relations and Proxy Solicitation Agent. The Fund has developed a database of investors who have opted-in to receive periodic updates about the Fund via e-mail. You can fax or e-mail your request to be included in this list to:

The Mexico Fund, Inc.

Patricia Baronowski

The Altman Group

(860) 204-9468

pbaronowski@altmangroup.com

If you prefer to directly contact the Fund via e-mail, please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

Information on the Fund’s NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called “Closed-End Funds.” The Fund’s NYSE trading symbol is MXF.

The Fund’s Dividend Reinvestment Plan and Transfer Agent is:

American Stock Transfer & Trust Company

59 Maiden Lane—Plaza Level

New York, NY 10038

(800) 937-5449

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact American Stock Transfer & Trust Company (“Plan Agent”). Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant along with a cash adjustment for any fractional shares. At a stockholder’s request, the Plan Agent will sell the participant’s shares and remit any proceeds to the participant, net of brokerage commissions. Stockholders who do not participate in the Plan will receive all distributions in cash.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other

The Mexico Fund, Inc.

To Our Stockholders:

Concluded

nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving common stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the stockholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

American Stock Transfer & Trust Company

Attention: Dividend Reinvestment Department

59 Maiden Lane—Plaza Level

New York, NY 10038

(800) 937-5449

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2009 annual meeting of stockholders, it filed a certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

* * *

Despite the negative performance during the first half of fiscal 2009, we are encouraged by the support shown by stockholders on June 8, 2009 in voting to eliminate the fundamental policy governing the Fund’s periodic in-kind repurchase offers, and we are in the process of implementing on behalf of the Fund a consolidated strategy to reduce the discount. At the same time, we will continue working hard to offer stockholders our best efforts to find the most attractive investment opportunities in the Mexican equity market. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

José Luis Gómez Pimienta	Emilio Carrillo Gamboa
President	Chairman of the Board

June 29, 2009

The Mexico Fund, Inc.

Schedule of Investments

as of April 30, 2009

(Unaudited)

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - 88.95%
	Airports
2,530,748	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. Series B	$2,586,630	0.92%
1,300,000	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	4,035,885	1.43

		6,622,515	2.35

	Beverages
3,309,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	9,324,133	3.31
2,286,000	Grupo Modelo, S.A.B. de C.V. Series C (a)	6,613,140	2.35

		15,937,273	5.66

	Building Materials
5,727,100	Cemex, S.A.B. de C.V. Series CPO	4,236,076	1.50
2,968,600	Grupo Cementos de Chihuahua, S.A.B. de C.V. Series *	6,432,828	2.28
1,859,700	Grupo Lamosa, S.A.B. de C.V. Series * (a)	1,081,354	0.38

		11,750,258	4.16

	Chemical Products
9,558,972	Mexichem, S.A.B. de C.V. Series *	8,485,786	3.01

	Commercial Banks
1,725,600	Banco Compartamos, S.A., Institución de Banca Múltiple Series O	4,286,485	1.52

	Construction and Infrastructure
6,949,533	Empresas ICA, S.A.B. de C.V. Series * (a)	12,569,527	4.46

	Consumer Products
2,941,280	Kimberly-Clark de México, S.A.B. de C.V. Series A	10,603,590	3.76

	Financial Groups
5,548,200	Grupo Financiero Banorte, S.A.B. de C.V. Series O	8,696,427	3.08

	Food
2,215,000	Grupo Bimbo, S.A.B. de C.V. Series A (a)	9,988,403	3.54

	Holding Companies
3,565,500	Alfa, S.A.B. de C.V. Series A	6,201,631	2.20

	Housing
3,364,900	Corporación Geo, S.A.B. de C.V. Series B (a)	4,396,830	1.56
5,879,700	Urbi Desarrollos Urbanos, S.A.B. de C.V. Series * (a)	6,353,540	2.25

		10,750,370	3.81

	Media
4,752,400	Grupo Televisa, S.A.B. Series CPO	14,678,433	5.21
2,734,500	Megacable Holdings S.A.B. de C.V. Series CPO (a)	3,452,617	1.22

		18,131,050	6.43

See Notes to Financial Statements.

The Mexico Fund, Inc.

Schedule of Investments

as of April 30, 2009

(Unaudited) (Concluded)

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - concluded
	Mining
16,976,832	Grupo México, S.A.B. de C.V. Series B	$13,305,016	4.72%

	Retail
5,384,900	Grupo Famsa, S.A.B. de C.V. Series A (a)	4,270,798	1.51
13,524,093	Wal-Mart de México, S.A.B. de C.V. Series V	36,779,187	13.05

		41,049,985	14.56

	Steel
1,646,500	Industrias CH, S.A.B. de C.V. Series B (a)	3,616,656	1.28

	Stock Exchange
7,158,533	Bolsa Mexicana de Valores, S.A.B. de C.V. Series A (a)	5,563,720	1.97

	Telecommunications Services
35,103,366	América Móvil, S.A.B. de C.V. Series L	57,354,878	20.34
5,073,500	Axtel, S.A.B. de C.V. Series CPO (a)	2,077,876	0.74
238,000	NII Holdings, Inc. Series * (a)	3,846,013	1.36

		63,278,767	22.44

	Total Common Stock (Identified cost - $333,048,664)	$250,837,459	88.95

Securities	SHORT-TERM SECURITIES - 12.53%
Principal Amount
	Repurchase Agreements
$ 26,391,682	BBVA Bancomer, S.A., 5.70%, dated 04/30/09, due 05/04/09 repurchase price $26,408,397, collateralized by Bonos del Gobierno Federal. Value of collateral $26,783,253.	$26,391,682	9.36

	U.S. Government
8,945,000	U.S. Treasury Bill, 0%, due 05/07/09	8,944,925	3.17

	Total Short-Term Securities (Identified cost - $35,336,607)	$35,336,607	12.53

	Total Investments (Identified cost - $368,385,271)	286,174,066	101.48
	Other Liabilities in Excess of Assets	(4,175,306)	(1.48)

	Net Assets Equivalent to $16.40 per share on 17,195,278 shares of capital stock outstanding	$281,998,760	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities

as of April 30, 2009

(Unaudited)

Assets:
Investments:
Securities, at value:
Common stock (identified cost - $333,048,664)	$250,837,459
Short term securities (identified cost - $35,336,607)	35,336,607

Total investments (identified cost - $368,385,271)	$286,174,066
Cash	96,591
Dividends receivable	57,945
Receivables from securities sold	3,327,407
Interest receivable	8,754
Prepaid expenses	114,168

Total assets	289,778,931

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)	267,762
Accrued expenses and other liabilities	415,586
Payables for securities purchased	7,096,823

Total liabilities	7,780,171

Net Assets - Equivalent to $16.40 per share on 17,195,278 shares of capital stock outstanding	$281,998,760

Composition of Net Assets:
Common Stock	$17,195,278
Additional paid-in capital	342,407,782
Accumulated net investment income	95,015
Accumulated net realized gain on investments	4,739,785
Unrealized depreciation of investments and translation of assets and liabilities in foreign currency	(82,439,100)

$281,998,760

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations

For the Six Months Ended April 30, 2009

(Unaudited)

Net Investment Income:
Dividends	$1,891,331
Interest	773,012

Total income	$2,664,343

Expenses:
Investment advisory fee	1,391,497
Legal fees	327,809
Administrative services	233,951
Directors’ fees	136,452
Insurance	114,287
Printing, distribution and mailing of stockholder reports	104,137
Audit and tax fees	75,544
Stockholders’ information	58,898
Miscellaneous	36,755
Directors’ and Officers’ expenses	35,847
Custodian fees	21,255
Stock exchange fees	12,396
Transfer agent and dividend disbursement fees	10,500
Chief Compliance Officer fees	10,000

Operating expenses	2,569,328

Net investment income	95,015

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	8,824,788
Net realized gain from foreign currency transactions	182,051

Net realized gain on investments and foreign currency transactions	9,006,839
Increase in net unrealized depreciation on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized depreciation on investments	(17,410,275)
Increase in net unrealized depreciation on translation of assets and liabilities in foreign currency	(763,357)

Increase in net unrealized depreciation on investments and translation of assets and liabilities in foreign currency	(18,173,632)

Decrease in Net Assets Resulting from Operations	$(9,071,778)

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2009 (Unaudited)	For the Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$95,015	$2,859,862
Net realized gain on investments and foreign currency transactions	9,006,839	74,764,557
Increase in net unrealized depreciation on investments and translation of assets and liabilities in foreign currency	(18,173,632)	(538,070,417)

Net decrease in net assets resulting from operations	(9,071,778)	(460,445,998)
Dividends to stockholders from net investment income	—	(12,340,428)
Distributions to stockholders from net realized gain on investments	(42,875,968)	(124,142,206)
Distributions to stockholders from paid in capital	(1,810,029)	—

	(53,757,775)	(596,928,632)

From Capital Share Transactions:
Net increase in capital stock (Note 5)	—	33,890,041
Repurchase of stock, at cost (Note 7)	(15,554,101)	(60,396,594)

	(15,554,101)	(26,506,553)

Total decrease in net assets	(69,311,876)	(623,435,185)

Net Assets:
Beginning of period	351,310,636	974,745,821

End of period (including accumulated net investment income of $95,015 and $0 respectively)	$281,998,760	$351,310,636

See Notes to Financial Statements.

The Mexico Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30,	For the Year Ended October 31,
	2009 (Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$19.41	$51.23	$42.43	$31.65	$21.92	$17.36

Net investment income *	0.01	0.15	0.54	0.30	0.23	0.03
Net (loss) gain on investments and translation of foreign currency *	(0.55)	(24.61)	15.45	13.37	10.20	6.72

Total from investment operations *	(0.54)	(24.46)	15.99	13.67	10.43	6.75

Less Dividends and Distributions:
Dividends to stockholders from net investment income	—	(0.65)	(0.34)	(0.63)	(0.13)	—
Distributions to stockholders from net realized gain on investments	(2.37)	(6.52)	(3.64)	(2.28)	(0.58)	(0.31)
Distributions to stockholders from paid in capital	(0.10)	—	—	—	—	—

Total dividends and distributions	(2.47)	(7.17)	(3.98)	(2.91)	(0.71)	(0.31)

Capital Share Transactions:
Effect on NAV of stock repurchased	—	0.01	0.03	0.02	0.01	0.01
Capital charge resulting from issuance of fund shares	—	(0.20)	(3.24)	—	—	(1.89)

Total capital share transactions	—	(0.19)	(3.21)	0.02	0.01	(1.88)

Net asset value, end of period	$16.40	$19.41	$51.23	$42.43	$31.65	$21.92

Market value per share, end of period	$14.50	$16.56	$45.20	$36.91	$28.10	$18.65

Total investment return based on market value per share **	2.96%	(54.43)%	37.03%	44.14%	55.64%	27.39%
Ratios to Average Net Assets:
Expenses ***	1.79%	1.15%	1.07%	1.20%	1.38%	1.64%
Net investment income ***	0.07%	0.38%	1.26%	0.87%	0.84%	0.15%
Supplemental Data:
Net assets at end of period (in 000’s)	$281,999	$351,311	$974,746	$646,971	$534,654	$410,373
Portfolio turnover rate	29.76%	23.91%	35.70%	14.50%	29.24%	26.84%

*	Amounts were computed based on average shares outstanding during the period.
**	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the lower of the net asset value or the closing market price on the dividend/distribution day. For fiscal 2004, the total return was calculated assuming a sale of the rights received on September 22, and reinvested in stock at the closing market price of that date . For fiscal, 2007, the total return was calculated assuming a sale of the rights received on March 26, and reinvested in stock at the closing market price of that date. If the distribution corresponding to long-term capital gains in fiscal 2007 were taken in stock, which was issued at $38.95 per share, the total return would have been 37.16%. If the distribution corresponding to long-term capital gains in fiscal 2008 were taken in stock, which was issued at $32.92 per share, the total return would have been (56.64)%.
***	Annualized

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2009

(Unaudited)

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments in which the principal exchange is on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the New York Stock Exchange are valued at the last sale price. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2009

(Unaudited) Continued

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009, in valuing the Fund’s investments:

Valuation Inputs	Investments in Securities
Level 1 — Quoted prices	$250,837,459
Level 2 — Other significant observable inputs	$35,336,607
Level 3 — Significant unobservable inputs	—
Total	$286,174,066

The following is a reconciliation of the change in value of Level 3 assets (for which significant unobservable inputs were used to determine fair value):

Investments in Securities
Balance as of 10/31/2008	$9,932,061
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net Purchases (Sales)	—
Transfers in and/or (out) of Level 3	$(9,932,061)
Balance as of 04/30/09	—

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2009 was Ps.13.8443 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

The Mexico Fund, Inc.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund’s investment adviser monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2009 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

In July 2006, the Financial Accounting Standards Board issued Interpretation 48, Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement 109 (“FIN 48”). FIN 48 clarifies the accounting for income taxes prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund’s tax positions has been made and it has been determined that there is no impact to the Fund’s financial statements.

Each of the Fund’s federal income tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends to stockholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions are distributed annually to stockholders.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to stockholders may be subject to Mexican withholding taxes.

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2009

(Unaudited) Continued

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing over 40% of the market capitalization of the Mexican Stock Exchange. The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.C. (the “Adviser”), a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

The Fund has entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million, with a minimum amount of $450,000 per year. Additionally, the Adviser receives a fee of $75,000 per repurchase offer made by the Fund under the program, which is recorded as part of the total expenses of each offer. See Note 7.

The Mexico Fund, Inc.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2009 were as follows:

Purchases
Common Stock	$76,472,725

Total Purchases	$76,472,725

Proceeds from Investments Sold
Common Stock	$104,655,979

Total Sales	$104,655,979

5.	Capital Stock:

At April 30, 2009, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 17,195,278 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise.

In connection with a rights offering by the Fund, stockholders of record on March 22, 2007 were issued one transferable right for each share of common stock owned. The rights entitled the holders to purchase one new share for every three rights held at a subscription price equal to 95% of the lower of (i) the average of the last reported sale prices of a share of the Fund’s common stock on the NYSE on the expiration date (April 20, 2007) and the four preceding trading days and (ii) the net asset value per share on the expiration date. On April 30, 2007, the Fund issued 5,021,908 shares of common stock at a weighted average price of $38.872 per share. Rights offering costs of $591,673 ($0.03 per share) and dealer manager commissions of $6,832,412 ($0.34 per share) were charged to paid in capital of common stockholders resulting in net proceeds to the Fund of $187,787,688. The net asset value per share of the Fund’s common stockholders was reduced by approximately $3.06 per share as a result of this issuance, which includes the effect of the dealer manager commissions and rights offering costs.

On December 4, 2007, the Board of Directors declared a stock dividend of $97,876,754. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some stockholders selected the stock dividend, therefore on January 22, 2008 the Fund issued 1,029,467 shares, which amounted to $33,890,041. The net asset value per share of the Fund’s common stockholders was reduced by approximately $0.20 per share as a result of this issuance.

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2009

(Unaudited) Continued

6.	Distributions to Stockholders:

On August 12, 2008, the Fund received authorization from the Securities and Exchange Commission (“SEC”) which permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board of Directors approved the implementation of a Managed Distribution Plan (“MDP”) to make quarterly cash distributions to stockholders. Under the plan, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

Distributions under the plan corresponding to fiscal year 2008 were as follows:

Date	Amount
September 24, 2008	$1.1300
November 25, 2008	$1.1300
January 5, 2009	$1.2388

A distribution of $0.10 was paid to Fund stockholders on April 30, 2009, the first distribution corresponding to fiscal year 2009. It is estimated that this dividend distribution was fully comprised of return of capital.

The tax character of distributions paid during the fiscal year ended October 31, 2008 were as follows:

2008
Distributions paid from:
Ordinary income	$17,076,007
Long term capital gains	119,406,627

Total distributions paid	$136,482,634

As of April 30, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital gains	$4,815,288
Accumulated net investment income	277,066
Unrealized depreciation	(82,696,654)

Total accumulated earnings	$(77,604,300)

The Mexico Fund, Inc.

As of April 30, 2009, the cost of investments for federal income tax purposes was $368,642,818. Gross unrealized appreciation of investments was $22,146,814 and gross unrealized depreciation of investments was $104,615,566, resulting in net unrealized depreciation on investments of $82,468,752, excluding foreign currency transactions. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

7.	Stock Repurchase Program:

On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at no less than 98% of net asset value for up to 100% of the Fund’s outstanding shares.

The repurchases carried out by the Fund during the six months ended April 30, 2009 and the fiscal year ended October 31, 2008 were as follows:

An offer for up to 5% of the Fund’s outstanding shares commenced on March 10, 2008 and expired on April 1, 2008. The amount paid for redeemed shares was 99.00% of the Fund’s net asset value on April 8, 2008 and was paid on April 15, 2008. A total of 6,413,949 shares participated in the offer, of which 1,002,785 were repurchased by the Fund, equivalent to a total repurchase price of $42,381,336 including $208,368 of expenses related to the offer.

An offer for up to 5% of the Fund’s outstanding shares commenced on September 18, 2008 and expired on October 9, 2008. The amount paid for redeemed shares was 99.00% of the Fund’s net asset value on October 16, 2008 and was paid on October 23, 2008. A total of 5,880,766 shares participated in the offer, of which 952,645 were repurchased by the Fund, equivalent to a total repurchase price of $18,015,258 including $198,720 of expenses related to the offer.

An offer for up to 5% of the Fund’s outstanding shares commenced on March 18, 2009 and expired on April 9, 2009. The amount paid for redeemed shares was 98.00% of the Fund’s net asset value on April 16, 2009 and was paid on April 23, 2009. A total of 6,560,883 shares participated in the offer, of which 905,012 were repurchased by the Fund, equivalent to a total repurchase price of $15,554,101 including $250,000 of expenses related to the offer.

8.	Investments:

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund’s portfolio.

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2009

(Unaudited) Concluded

9.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10.	Subsequent Events:

In May 2009, the Fund announced that the Board of Directors authorized it to restore quarterly distributions under its Managed Distribution Plan (“MDP”) at an annual rate of 10% of NAV, and intends to maintain distributions at that level. The Board’s action will be reflected in the next quarterly distribution under the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Directors.

Stockholders voted to eliminate the Fund’s in-kind repurchase offer program as a fundamental policy of the Fund (the “Policy”) at a special meeting of stockholders held on June 8, 2009. Since stockholders have voted to eliminate the Policy as a fundamental policy, it is the Board’s intention to formally terminate the periodic in-kind repurchase offer program.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

This schedule is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Effective January 1, 2009, Alberto Gómez Pimienta serves as a member of the Portfolio Management Committee. Below is a table reflecting the information requested for Alberto Gómez Pimienta as a member of the Portfolio Management Committee. This information is current as of June 30, 2009.

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
Alberto Gómez Pimienta	Operations Director	Since 2009	Alberto Gómez Pimienta served as Corporate Treasurer for all companies of Cargill in Mexico from March 2006 to September 2008, reporting to the Latin-American Corporate Treasurer in Minneapolis, USA. Gómez	Mr. Gómez Pimienta participates in the investment decision-making processes of the Portfolio Management Committee and

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
			Pimienta was responsible of obtaining the funding from Mexican banks and related companies abroad (approximately US$120 million) and of conducting all investments for all business units and subsidiary companies in Mexico. He was responsible of ensuring the necessary cash-flow to face all payments, including all collectibles, in order to reduce unused cash as well as all Mexican banking relations. He was responsible of all foreign currency exposure opened for all business units in Mexico and of its corporate report. Finally, he was also responsible of the trading and investment strategy for two business units in the Mexican money market and foreign exchange. From February 2003 to April 2006, Gómez Pimienta served as Sales Representative for Vector Casa de Bolsa in Mexico. He was responsible of the sales and portfolio management for institutional clients (pension funds, mutual funds and insurance companies), corporates and high income individuals in fixed income securities and equity through the Casa de Bolsa and off-shore fixed income securities through Vectormex (a US-registered broker). He was appointed as the sales representative of derivative products in the derivative market in Mexico City.	monitors the trading and reporting activities of the brokerage houses used in connection with the Fund’s investments.

(a)(2) Not applicable.

(a)(3) Compensation.

Components of compensation.

The individual identified in the table above in response to paragraph (a)(1) is compensated through a base salary and a variable bonus that is paid in December of each year. There are no deferred compensation or pension/retirement plans. The individual identified in the table above in response to paragraph (a)(1) participates in a stock option plan maintained by the Investment Adviser. This information is current as of June 30, 2009.

Criteria on which compensation is based.

The base salary of the individual identified in the table above in response to paragraph (a)(1) is fixed, and is generally adjusted on an annual basis at a rate similar to the inflation rate in Mexico. Experience and level of responsibility held within the Investment Adviser are taken into account in determining the base salary of each individual.

The annual bonus paid to the individual identified in the table above in response to paragraph (a)(1) is variable, and depends on the annual performance results of the Investment Adviser. The total amount of bonus paid annually equals 40% of the difference between the Investment Adviser’s total income and its fixed costs (operating profit before tax and bonuses). The bonus is distributed in December of each year. Half of the bonus is distributed among all personnel employed by the Investment Adviser, and is paid on the basis of each person’s base salary. The other half of the bonus is distributed among certain “key officers” of the Investment Adviser. The individual identified in the table above in response to paragraph (a)(1) is considered a “key officer.” The portion of the bonus paid to key officers is determined on the basis of each key officer’s contribution to the performance of the Investment Adviser.

The Investment Adviser has a Compensation Committee whose members are appointed by its Board of Directors. The formula utilized to calculate the annual bonus was adopted by the Compensation Committee and ratified by the Board of Directors of the Investment Adviser. There are no other benchmarks or variables utilized to calculate compensation to the individual identified in the table above in response to paragraph (a)(1).

(a)(4) Dollar Range of Equity Securities Beneficially Owned.

As of June 30, 2009, Mr. Alberto Gómez Pimienta did not have beneficial ownership of any equity securities of the Fund.

(b) Effective January 1, 2009, Carlos H. Woodworth no longer serves on the Portfolio Management Committee and Alberto Gómez Pimienta serves as a member of the Portfolio Management Committee.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period from November 1, 2008 to April 30, 2009	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)		(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 November 1, 2008 to November 30, 2008

Month # 2 December 1, 2008 to December 31, 2008

Month # 3 January 1, 2009 to January 31, 2009

Month # 4 February 1, 2009 to February 29, 2009

Month # 5 March 1, 2009 to March 31, 2009

Month # 6 April 1, 2009 to April 30, 2009	905,012	$16.91	(B)	905,012	0	(A)

(A)	On March 18, 2009, the Fund offered to repurchase up to 5% of its outstanding shares (total outstanding of 18,100,290) in kind at 98.00% of the Fund’s NAV as of April 16, 2009. The March 2009 Repurchase Offer expired at 5:00 p.m. on April 9, 2009. This Repurchase Offer was part of a fundamental policy of the Fund adopted pursuant to Rule 23c-3 of the Investment Company Act of 1940 to offer to repurchase in kind at least 5% of the Fund’s outstanding shares on an annual basis (the “Policy”). Stockholders voted to eliminate the Policy at a special meeting of stockholders originally held on May 29, 2009 and reconvened on June 8, 2009. For more information, see the Fund’s Annual Report in Item 1.

(B)	NAV	$17.26
	Repurchase adjustment	$0.35

	Net price	$16.91

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Jośe Luis Gómez Pimienta
Jośe Luis Gómez Pimienta
President and Principal Executive Officer

Date: July 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Jośe Luis Gómez Pimienta
José Luis Gómez Pimienta
President and Principal Executive Officer

Date: July 6, 2009

By*	/s/ Alberto Osorio
Alberto Osorio
Senior Vice President, Treasurer and Principal Financial Officer

Date: July 6, 2009

*	Print the name and title of each signing officer under his or her signature.